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                                                           Exhibit 10(iii)A48(b)

                            AMENDMENT AND ADOPTION OF
                        NATIONAL SERVICE INDUSTRIES, INC.
                            BENEFITS PROTECTION TRUST

         This Agreement made and entered into as of this ____ day of __________, 1996, by and among National Service Industries, Inc. (the "Corporation), Wachovia Bank and Trust Company (the "Trustee") and the following affiliates of the Corporation - North Bros., Inc., National Service Industries, Inc. of Georgia, NSI Enterprises, Inc., ZEP Manufacturing Company, and NSI Services,
L.P.:

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Corporation previously established a trust arrangement known as the National Service Industries, Inc. Benefits Protection Trust (the "Trust") in order to ensure that participants and their beneficiaries receive the benefits which the Corporation is obligated to provide pursuant to various executive compensation arrangements (collectively, the "Plans"); and

         WHEREAS, effective as of August 31, 1996, the Corporation will reorganize its operations into several newly-formed subsidiary corporations and limited partnerships including North Bros., Inc., National Service Industries, Inc. of Georgia, NSI Enterprises, Inc., ZEP Manufacturing Company, and NSI Services, L.P. (collectively, referred to as the "Affiliates"); and

         WHEREAS, each Affiliate has assumed the obligation, with respect to certain eligible employees employed by such Affiliate, to provide benefits under one or more of the Plans; and

         WHEREAS, each Affiliate now desires to adopt and become a party to the Trust on the terms contained herein; and

         WHEREAS, the Corporation desires to amend the Trust in certain respects to clarify each Affiliate's financial obligation to provide benefits to the Affiliate's eligible employees under any Plan adopted by such Affiliate;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

         The Corporation authorizes each of the Affiliates to adopt and become a party to the Trust in accordance with the terms and provisions thereof.

                                       2.

         Effective as of August 31, 1996, each of the Affiliates hereby adopts and becomes a party to the Trust and agrees to be bound by all the terms and provisions thereof.
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                                       3.

         Section 4.2 of the Trust is hereby amended by adding "and any Affiliate" after "Company" wherever it appears therein and by adding the following to the end of the section:

         "provided, however, any Affiliate shall be required to make contributions hereunder only to the extent of such Affiliate's obligation under any Plan it has adopted."

                                       4.

         Section 4.3 of the Trust is hereby amended by adding "or Affiliate, as applicable" after "Company" wherever it appears therein and by adding the following to the end of the section:

         "In the event that any Affiliate fails to transfer funds following written demand as provided herein, the Company shall assume the Affiliate's obligation to transfer such funds."

                                       5.

         Section 9.5 of the Trust is hereby amended by adding the following to the end of the section:

         "To the extent any Affiliate has failed to transfer funds required under Section 4.3, the Trustee may join such Affiliate in any legal action against the Company to compel payment."

                                       6.

         This Agreement shall be effective as of August 31, 1996. Except as provided herein, the provisions of the Trust shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Adoption Agreement as of the day and year first written above.

ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



                                            By:
----------------------------                   ---------------------------------

ATTEST:                                     NORTH BROS., INC.



                                            By:
----------------------------                   ---------------------------------
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ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC. OF
                                            GEORGIA



                                            By:
----------------------------                   ---------------------------------

ATTEST:                                     NSI ENTERPRISES, INC.



                                            By:
----------------------------                   ---------------------------------

ATTEST:                                     ZEP MANUFACTURING COMPANY



                                            By:
----------------------------                   ---------------------------------

ATTEST:                                     NSI SERVICES, L.P.



                                            By:
----------------------------                   ---------------------------------

ATTEST:                                     WACHOVIA BANK AND TRUST COMPANY,
                                            AS TRUSTEE



                                            By:
----------------------------                   ---------------------------------